                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 1 Operator Opening: Good day, and welcome to the ProPetro Holding Corp Third Quarter 2023 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the third quarter of 2023. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. Building on our strong momentum, ProPetro is pleased to report another solid quarter as we continued to execute on our strategy. We have been squarely focused on generating robust earnings, increasing free cash flow, and building towards enhanced shareholder returns and value distribution. I’m glad to report that in the third quarter we achieved a decrease in our CapEx spend coupled with continuing strong profitability and activity that resulted in much improved

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 2 free cash flow. Importantly, we expect these trends will continue as supported by three primary factors. First is our ongoing transition from legacy equipment to next generation assets. Over the past two years we have made significant progress transitioning our hydraulic fracturing assets to more efficient and lower-emissions equipment and we expect our total investment to reach nearly one billion dollars by the end of the year as we bring additional state of the art technologies and services to ProPetro. With these investments largely behind us, we are poised to begin fully realizing the benefits of our fleet transformation going forward. In the third quarter we took delivery and deployed our first electric fleet as part of our FORCESM offering. We now have 7 Tier IV DGB dual-fuel fleets and one FORCESM electric fleet operating, and the demand for our next generation services remains strong. We’ve already seen fantastic results in the first two months that our first electric fleet has been in the field with high efficiencies and strong customer satisfaction. We expect to begin to take delivery and deploy our second FORCESM electric fleet over the next month, with the following two electric fleets expected to be delivered and deployed in the first half of 2024. This is a clear testament to the differentiated demand that this equipment garners. The second area that’s supporting our results is our Silvertip Wireline business. As you know we made our first entry into wireline services through our acquisition of Silvertip in November 2022, and it continues to be a strong tailwind for our earnings power and free cash flow leverage. We’re thrilled with the success of this acquisition and will continue to evaluate and pursue strategic transactions to accelerate value creation as part of our balanced approach to capital allocation. On that same note, we’ve also recently executed a non-binding letter of intent for a small bolt- on acquisition that helps us expand our cementing business. We expect to close that transaction before year-end and are excited to add additional scale in this operating segment. Another core element of our capital allocation philosophy is our share repurchase program, which is the area of focus aligned with our strategy to create value for our shareholders. We continue to execute on the $100 million program that our Board authorized in May. Our strong earnings results thus far in 2023 demonstrate the significant value of our strategy and our ability to execute. Despite the recent headwinds, which I will cover in more detail in a moment, we remain confident in the Company's current and future financial and operational performance, and we believe that our stock presents a unique, high-return investment opportunity due to the

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 3 substantial discrepancy between our equity value and our financial results. David will give more specifics on the repurchase program soon. As I’ve mentioned previously, we sidelined one fleet during the third quarter to avoid running it at sub-economic levels. We strongly believe in this disciplined approach and are committed to only running fleets that earn a full cycle cash-on-cash return. Despite running one fewer fleet, we were able to achieve an effective utilization of 15.5 fleets as compared to 15.9 last quarter. This strong utilization is a testament to our highly-desirable equipment, industry-leading field performance, dedicated fleet strategy, and the hard work and dedication of our team. This high level of service we provide everyday is what our customers have come to expect. I’d now like to move on to address ProPetro’s longer-term opportunities. We remain bullish on North American onshore service potential over the next several years. We believe we are still in the early stages of a sustainable up-cycle that will be supported by the industrialization of the North American oil and gas industry. Looking ahead, we are confident in our Company’s ability to continue to advance our strategy and encourage our shareholders to focus on the long-term value creation potential of the business. David will talk more about our guidance in a moment, but I would like to comment that we expect our fourth quarter to be challenged by normal seasonality, holidays, and budget exhaustion. It is important to note that we believe budget exhaustion this year is more correlated to the increased efficiencies that service providers such as ourselves provide to our customers. We are proactively working with our customers to mitigate the impact, but anticipate a modest decline. As it pertains to 2024, we believe the first half of the year will be an improvement over the second half of 2023 as a result of normalization of oil prices and more rigs coming back online into the first half of 2024. On a broader note, we believe the upstream E&P industry is in a slow-to-no growth environment where the appetite for capacity expansion throughout the hydrocarbon value chain is low. However, we think this benefits sophisticated service providers, like ProPetro, and we are confident we have the right strategy in place to continue creating value for both our customers and our shareholders. Moreover, the recent transactions in the E&P space reinforce that our disciplined approach to capital deployment is the right strategy for ProPetro. We offer outstanding service quality, next

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 4 generation equipment, and we have a terrific customer portfolio and advantaged operational density in the Permian, all of which insulates us from some of the market volatility outside the Permian and in the spot market. Our goal in this regard is to deliver the most value-enhancing services at the lowest risk to the E&P space consolidators. Our fleet conversion and service-line expansion with Silvertip is an illustration of that value-enhancing strategy. Lastly, one of our top priorities in positioning the Company for long-term success is maintaining a strong balance sheet. This will enable ProPetro to achieve its goal to remain resilient through market conditions while also allowing the Company to be opportunistic on value accretive M&A transactions that will further accelerate free cash flow generation, as well as shareholder returns. Now I’ll turn the call over to David to discuss our third quarter financial results. David. David Schorlemer - Chief Financial Officer:  Thanks, Sam and good morning, everyone. Just like last quarter, we have some great news to discuss today regarding our financial performance and progress in our strategic initiatives. The third quarter represented ProPetro’s fifth consecutive quarter of net income. We also achieved a breakout quarter in terms of our free cash flow generation as noted in our earnings release of $27 million which we believe to be strong and sustainable going forward. Adj. EBITDA less incurred CapEx is $49 million this quarter compared to $(2) million last quarter so the cadence and significance of cash flow is progressing as we had expected. As part of our commitment to shareholder returns, we also retired approximately 1.9 million shares during the third quarter for $19 million in repurchases. We are pleased that our share price has increased by approximately 50% since the inception of the repurchase program. It’s clear that investors are beginning to appreciate the longevity of this cycle and the value proposition we have created through the dramatic reconfiguration of ProPetro. On top of the share repurchases, we also paid down $15 million of our ABL during the quarter. Moving on to our third quarter financial results. The Company generated $424 million of revenue, net income of $35 million and Adjusted EBITDA of $108 million. Notably, we generated these strong results despite lower activity in our hydraulic fracturing and wireline businesses. Of note, our cementing business recorded record revenues and profitability during the quarter.

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 5 As Sam mentioned, our effective frac fleet utilization of 15.5 fleets exceeded our guidance of 14 to 15 fleets. Consistent with our disciplined asset deployment strategy and the fourth quarter headwinds, our fourth quarter 2023 guidance for frac fleet utilization is 13 to 14 fleets. Moving on to more details of our capital structure. We reported $59 million of incurred CapEx in the third quarter, which we believe has begun to normalize. Further, we expect our incurred CapEx for the full year to be slightly above $300 million, reduced from $365 million in 2022, and we expect capital spending to step down further in 2024. Our balance sheet and liquidity position remain strong to support the execution of our strategy. As of quarter end, total cash was $54 million and our borrowings under the ABL Credit Facility were $45 million with Total Liquidity of $180 million. With the continued decline in capital spend, we expect liquidity to continue to improve into 2024, thereby enabling greater allocations to our capital returns strategy including M&A as Sam mentioned earlier where our Silvertip acquisition is generating an 80% EBITDA to free cash flow conversion ratio. This strategy and subsequent investments in our business are beginning to drive more durable performance and stronger returns. Returning to our share repurchase program for a moment, we have taken an aggressive approach to opportunistically repurchasing shares and it has been a huge success. Since the inception of the share repurchase program, we have retired approximately 4.2 million shares, which equates to nearly 4% of shares outstanding as of the inception of the program in May of 2023, returning approximately $36 million to shareholders. It’s important to note that, in addition to our share repurchases, our liquidity position remains strong, we have simultaneously invested in our business and paid down debt, and we have enhanced our ability to be opportunistic in the M&A market. We believe that ProPetro trades at a discount relative to its intrinsic value, and we remain committed to what we believe is an excellent investment opportunity through the share repurchase program. Additionally, as I have noted over the last few quarters, the Company’s balance sheet remains strong and we remain committed to disciplined capital deployment for the long-term. This strategy has enabled us to develop and install our capital-light long-term lease agreement for our FORCESM electric-powered frac fleets. This lease agreement reduces our capital requirements and improves our operating cost profile while enabling ProPetro to accelerate the transformation of our frac fleets to emissions-friendly assets that are in high demand in the

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 6 market. Our capital-light long-term lease agreement and our proven M&A architecture will strengthen ProPetro’s strategic capabilities and accelerate our free cash flow performance. Lastly, and as Sam touched on, we do believe we are in a low-to-no growth industrializing environment with customers that are disciplined in their capital spending. Our strategy is designed for the current market environment, and we are confident ProPetro will continue to deliver for our customers and shareholders through all phases of the market cycle. I will now turn the call back to Sam for some closing remarks. Sam Sledge - Chief Executive Officer: Thank you, David. Before we turn it over to Q&A, I’d like to summarize ProPetro’s value proposition and why we remain as confident as ever in our strategy and our long-term future. We are proud of the unmatched bifurcation that we offer, including having two thirds of our fleet equipped with next- generation capabilities by the end of the first half of 2024, and we expect continued strong demand for both our new and legacy assets, as well as our other services, moving forward. It is important to note that we believe our commercial architecture is best-in-class. Our sophisticated pricing model supports our asset deployment decisions, and accordingly, we will not sacrifice our fleet at the expense of pricing concessions. We believe this mindset and commitment positions ProPetro for strong performance in 2024 and beyond. Given recent E&P consolidation, we believe there are great opportunities ahead for ProPetro to be the service provider of choice for large-cap consolidators. ProPetro is in an ideal position to combine service integration with the deployment of industrial technologies, like our FORCESM electric offering, and we are working to enhance our partnerships with the large Permian producers. To summarize, our key priorities are optimizing our operations and industrializing our business to unlock free cash flow, continuing to transition our fleet in a capital light way and pursuing opportunistic value accretive transactions while returning capital to shareholders. We believe if we continue to execute on our priorities ProPetro will continue to build on its momentum and generate enhanced value for shareholders.

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 7 We also recently published our first inaugural ProPetro ProEnergy ProPeople Sustainability Report. This report tells the story of our approach to operating in a sustainable way by embracing our ProEnergy and ProPeople perspectives. Our desire to be a part of improving human flourishing in our world requires our best efforts at ProPetro to help our customers produce hydrocarbons safely, efficiently, and in an environmentally-responsible way and we will continue to execute our strategy to that end. I would encourage everyone to download the report from our website at propetroservices.com. I’d like to close by thanking the entire ProPetro team for their outstanding and safe performance this quarter and enabling our management team to move forward confidently with this strategy. It’s due to their hard work and dedication that we’re taking important strides forward for the benefit of our customers, ProPetro, and the environment through the integral role we play in the success of the Permian Basin and the overall energy system. With that, operator we can now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in these scripted remarks and the information in the news release describing our earnings results as described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 8 performance and capital programs, our fleet conversion strategy and share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10- K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations

                EXHIBIT 99.3 Third Quarter 2023 Earnings Call Scripted Remarks  November 1, 2023, 8:00 am CT 9 matt.augustine@propetroservices.com 432-219-7620